Income Tax	12 Months Ended
Dec. 31, 2020
Income Tax [Abstract]
Income Tax

Note 15 – Income Tax

A.	Corporate tax rate

Presented hereunder are the tax rates relevant to the Company in the years 2018 to 2020:

2018 – 23%

2019 – 23%

2020 – 23%

On December 22, 2016, the Knesset plenum passed the Economic Efficiency Law (Legislative Amendments for Achieving Budget Objectives in the Years 2017 and 2018) – 2016, by which, inter alia, the corporate tax rate would be reduced from 25% to 23% in two steps. The first step will be to a rate of 24% as from January 2017 and the second step will be to a rate of 23% as from January 2018.

As a result of the reduction in the tax rate, the deferred tax balances as at December 31, 2019 and 2020 were calculated according to the new tax rates specified in the Economic Efficiency Law (Legislative Amendments for Achieving Budget Objectives in the Years 2017 and 2018), at the tax rate expected to apply on the date of reversal.

B.	Benefits under the Law for the Encouragement of Industry (Taxes)

(a)	The Company and some of its subsidiaries qualify as “Industrial Companies” as defined in the Law for the Encouragement of Industry (Taxes) – 1969, and accordingly they are entitled to benefits, of which the most significant are, under limited conditions, the possibility of submitting consolidated tax returns with related Israeli companies and amortization in three equal annual portions of issuance expenses when registering shares for trading as from the date the shares of the company were registered.

(b)	The Company and certain subsidiaries are submitting a consolidated tax return to the tax authorities in accordance with the Law for the Encouragement of Industry (Taxes) – 1969. As a result, the companies are, inter alia, entitled to offset their losses from the taxable income of other companies, subject to compliance with certain conditions.

C.	Theoretical tax

The following presents the adjustment between the theoretical tax amount and the tax amount included in the financial statements:

	For the year ended December 31,
	2018	2019	2020
	Thousands USD	Thousands USD	Thousands USD
Total comprehensive loss	(15,488)	(8,353)	(48,494)
Statutory tax rate	23%	23%	23%
Theoretical tax benefit	(3,562)	(1,921)	(11,154)
Increase in tax liability due to:
Non-deductible expenses	280	75	4,299
Losses and benefits for tax purposes for which no deferred taxes were recorded	3,282	1,846	6,855
Taxes on income	-	-	-

D.	Tax assessments

The Company has final tax assessments until and including the 2017 tax year.

Nano Dimension Technologies Ltd. has final tax assessments until and including the 2015 tax year.

E.	Accumulated losses for tax purposes and other deductible temporary differences

As of the reporting date, the Group has net operating loss for tax purposes in the amount of approximately $79,688,000 and capital loss for tax purpose in the amount of approximately $840,000.

As of December 31, 2020, the Group has deductible temporary differences in the amount of approximately $31,634,000, mainly relating to funding expenses and research and development expenses which are deductible over a period of three years for tax purposes.

The Group has not recognized a tax asset for the aforesaid losses and deductible temporary differences, due to the uncertainty regarding the ability to utilize those losses and deductible of temporary differences in the future.

E.	Income Tax Regulations (Rules on Bookkeeping by Foreign Invested Companies and Certain Partnerships and Determination of their Taxable Income), 1986

As a “Controller Foreign Cooperation” (as defined in the Israeli Law for the Encouragement of Capital Investments-1959), the Company's management has elected to apply Income Tax Regulations (Rules for Maintaining Accounting Records of Foreign Invested Companies and Certain Partnerships and Determining Their Taxable Income) – 1986, from January 2018. Accordingly, its taxable income or loss is calculated in US Dollars.